LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                             ENDED JULY 31, 2000

Provides long-term capital growth with
guaranteed return of investment on the
maturity date to investors who reinvest
all dividends and hold their shares to
the maturity date.

KEMPER TARGET
2010 FUND

        "... Virtually all technology stocks took a nosedive during the [Spring] correction; however, the quality companies with sound business fundamentals bounced back. Many speculative Internet- related issues didn't rebound. Since we had only minor exposure to the Internet sector, the fund came through the downturn virtually unscathed. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
9
INDIVIDUAL HOLDINGS
10
PORTFOLIO OF INVESTMENTS
14
FINANCIAL STATEMENTS
17
FINANCIAL HIGHLIGHTS
18
NOTES TO FINANCIAL STATEMENTS
22
REPORT OF INDEPENDENT AUDITORS
23
TAX INFORMATION

AT A GLANCE


 KEMPER TARGET 2010 FUND
 TOTAL RETURN*
 FOR THE YEAR ENDED JULY 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE).

 .......................................................
    KEMPER TARGET 2010 FUND                  11.49%
 .......................................................

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. DURING THE PERIOD NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS TABLE AT THE END OF THIS REPORT.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    7/31/00   7/31/99
 .........................................................
    KEMPER TARGET 2010 FUND          $11.34    $10.96
 .........................................................

 DIVIDEND REVIEW

 DURING THE REPORTING PERIOD, KEMPER TARGET 2010 FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE.

                           INCOME      LONG-TERM
                          DIVIDEND   CAPITAL GAINS
 ......................................................
    KEMPER TARGET 2010
    FUND                   $0.36         $0.43
 ......................................................

TERMS TO KNOW

BENCHMARK A gauge of relative performance, often a broad market index. When comparing the performance of a fund and a benchmark, it's important to note any differences between the two. For instance, Kemper Target 2010 Fund invests only a portion of its assets in large-cap stocks, while the S&P 500 is composed entirely of stocks.

NARROW MARKET A period in which only a few holdings drive the performance of the overall market. Since 1998, the domestic stock market has generally been narrow, with only a handful of large-cap growth and technology stocks contributing the majority of gains.

PRICE-TO-EARNINGS (P/E) RATIO An indication of how much investors are paying for a company's earning power. The higher the P/E, the more investors are paying and the more earnings growth they are expecting.

VOLATILITY The characteristic of a security (such as a stock or bond), commodity or market to rise and fall sharply in price within a short period of time. A stock may be volatile due to company, industry, market or economic factors.

ZERO-COUPON BOND A bond that makes no periodic payments of interest and is sold at a deep discount to its face value. Instead of receiving periodic payments, the buyer receives the face value of the bond at maturity. For U.S. Treasury bonds, this payment is guaranteed. Although the payment is guaranteed, U.S. Treasury bonds can be quite volatile prior to their maturity, particularly during periods of fluctuating interest rates.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.
ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER,

When an irresistible force such as the ebullient U.S. economy meets an immovable object, such as a determined Federal Reserve Board, the old song is right:
Something's gotta give. One possibility -- the economy could slow down as the Fed has ordered. Or, if market volatility becomes truly distressful, the Fed could back off, as it has in the past. A third possibility is that neither the Fed nor the economy will give way until it's too late, which could lead to a recession. Recent evidence suggests, however, that the economy probably will slow down as ordered. The Fed decided to leave rates unchanged at both its June and August meetings, and in his testimony before Congress in late July, Fed Chairman Alan Greenspan said he believes a slowdown has indeed arrived.

  Before explaining why we agree with the Fed that a slowdown is a good bet, let's review how monetary policy works. Central bankers often sound like witch doctors reading animal entrails, so it's understandable that many people are confused about monetary policy. But monetary policy still works in the same way it always has. First, it changes the price and availability of money. More subtly, it alters people's perceptions about and confidence in the future, thereby adjusting their willingness to take risks.

  The Fed only started raising interest rates a little over year ago, and it takes at least that long for higher rates to impact borrowers. There are two reasons. First, interest rates on many existing loans are fixed. And, a family who has just selected a dream house isn't going walk away if mortgage rates rise a notch. Similarly, a company that has just approved an expansion program won't stop cold because the prime rate is higher. So it's foolish to think that America's economy has become less interest-sensitive because the economy roared through the first several months of this year. Americans are more in hock than ever, so higher interest rates will hurt more than ever. The sharp drop in housing starts and auto sales from their February peak is probably the first sign that higher rates are biting. They will bite harder in coming months. We look for both housing starts and vehicle sales to continue to drop and to be lower in 2001 than in 2000.

  Confidence is harder to measure, but there are some early flutters of weakness. It's true that consumers remain cheerily upbeat. But corporate bond markets, the most sensitive barometer of business confidence and a vital source of corporate funds, have been nervous. Investors are demanding a big premium before they'll buy lower quality bonds, which means there's less new money for companies to spend.

  So far, companies have been able to get around the bond market stinginess by turning to their bankers. Banks lent businesses 9 percent more from January through July of this year than they did during the first seven months of 1999. But some banks are beginning to worry, too. Bank examiners have been questioning the quality of loans and the level of reserves. In response, more bankers are tightening lending standards and raising rates. This is a textbook case of how tighter monetary policy eventually slows an economy.

  Aren't bond market and banker concerns overdone? As long as the economy keeps growing at 3 percent or so, won't that guarantee such good profits that paying the bills will be a cinch? Not necessarily. Profits are far more cyclical than economic growth. Earnings actually fell during 1998, even though the economy continued to roll. That was a global crisis, when foreign earnings fell sharply. But take a look at the last "soft landing" during 1995. Revenue growth dipped and pricing power fell, squeezing profits. The same thing is likely to happen again in the coming slowdown -- and this time, tight labor markets could make it even tougher for companies to control costs quickly. Assuming growth is between
2.5 percent and 3 percent by the end of 2001, we believe year-over-year profit comparisons will have turned slightly negative.

  A profit slowdown when new lines of credit are hard to come by will take its toll on capital spending. We expect growth in business outlays for buildings and equipment to slip from over 12 percent this year to around 8 percent in 2001. That's still quite robust, and the "high-tech imperative" is the reason why. Executives believe that they have no option but to keep up with the technological revolution that is transforming the world. The fact that high-tech gear keeps getting cheaper year after year and also helps save on expensive labor makes the decision to buy it easy. Indeed, unit sales of computers and peripherals to businesses have sustained growth rates in excess of 40 percent since 1995. And the rush is on to lay down the infrastructure for the next generation of wireless communications. We estimate that the telecommunications sector will see unit growth of more than 30 percent this year, double the average growth of the past six years. It's hard even for

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (8/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                        5.8                    6.5                    5.9                   5.3
Prime rate (2)                                   9.5                   8.75                   8.25                   8.5
Inflation rate (3)*                              3.6                    2.7                    2.1                   1.7
The U.S. dollar (4)                              5.1                    2.3                   -5.7                     8
Capital goods orders (5)*                       13.2                   11.4                    8.4                   6.4
Industrial production (5)*                       5.8                    5.2                    4.6                   3.2
Employment growth (6)                            1.9                      2                    2.2                   2.7

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 7/31/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

superstars to sustain these stratospheric compound growth rates forever, and we do expect some moderation next year. However, high-tech orders continue to ratchet upwards, and the shortage in semiconductors and other components has persisted long enough to cause major players to announce huge capacity additions.

  Another battle the Fed must win before it succeeds in slowing the economy is bringing consumers to heel. Most families still feel better off than they were last year and much richer than they were five years ago. That's a powerful incentive to spend and enjoy. Indeed, total real consumption has been galloping at a 5 percent rate or better since early 1998. But consumers are so important to the economy that if they don't start spending less freely, there won't be a slowdown. However, there is some evidence of moderation. Retailers have been reporting sluggish summer sales, and the back-to-school season is getting off to a slow start. This is music to the Fed's ears, because the policymakers would like nothing better than to sit on the sidelines until well after the Presidential election.

  So what will the slowdown look like? It will be concentrated in retail sales, housing starts and job creation slowed (at least that's where it has surfaced so far). However, strength in high tech orders and capital equipment production probably will help keep the slowdown from becoming too abrupt. We expect about
3.5 percent growth in the second half. That would still produce a hearty 5 percent growth for full year 2000. During 2001, the full impact of the Fed's earlier tightening will probably rein growth in to just 3 percent.

Sincerely,

Kemper Distributors, Inc.

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF SEPTEMBER 5, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

[McCORMICK PHOTO]
TRACY MCCORMICK IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND LEAD PORTFOLIO MANAGER OF KEMPER TARGET 2010 FUND. SHE HAS MORE THAN 20 YEARS OF INVESTMENT INDUSTRY EXPERIENCE.

[LANGBAUM PHOTO]
[DOLAN PHOTO]
PORTFOLIO MANAGERS GARY LANGBAUM, C.F.A., AND SCOTT DOLAN CONTRIBUTE TO THE MANAGEMENT OF THE FUND. THE MANAGEMENT TEAM IS SUPPORTED BY SCUDDER KEMPER INVESTMENTS, INC.'S LARGE STAFF OF ANALYSTS, RESEARCHERS AND ECONOMISTS.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON THE MARKET AND OTHER CONDITIONS AND SHOULD NOT BE CONSIDERED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY.

PERFORMANCE UPDATE



                             THE FUND'S RECENT ANNUAL PERIOD -- AUGUST 1, 1999, THROUGH JULY 31, 2000 -- WAS ONE OF RISING INTEREST RATES AND MARKET VOLATILITY. BELOW, LEAD PORTFOLIO MANAGER TRACY MCCORMICK DISCUSSES HOW SHE GUIDED KEMPER TARGET 2010 FUND THROUGH THIS CHALLENGING ONE-YEAR PERIOD.

Q     BEFORE YOU DISCUSS HOW KEMPER TARGET 2010 FUND PERFORMED, WILL YOU REVIEW
THE PAST YEAR'S MARKET CLIMATE?

A     In the past year, we witnessed two distinct periods. From August 1999 through February 2000, the market posted strong returns dominated by high-flying technology issues. An active initial public offering (IPO) market as well as advances in technology -- specifically semiconductors and wireless communications, -- drove this performance. The technology-dominated market spiraled upward even as the Federal Reserve Board continued to increase interest rates.

  After stocks reached new highs in February, investors became skeptical about the technology-driven market's ability to maintain its lofty perch. The market experienced a sharp correction in March. This correction was the result of investors' retreating from high-P/E technology and Internet-related stocks, and moving into other areas of the market with more reasonable valuations. Since the correction, the market has remained volatile with no dominant sector.

Q     HOW DID THE FUND PERFORM FOR THE ANNUAL PERIOD ENDING JULY 31, 2000?

A     Kemper Target 2010 Fund kept pace with its peers and benchmark, rising
11.49 percent (unadjusted for any sales charge). For the same period, the Lipper Balanced Target Maturity category average rose 12.76 percent, and the all-equity S&P 500 gained 8.97 percent.

  While our return figure may seem modest compared with fund returns on which the media focus, keep in mind that the portfolio typically invests only a portion of assets in stocks; the remainder is invested in zero-coupon U.S. Treasury bonds. The bonds anchor the fund's guaranteed return of original investment, but they also limit the fund's ability to participate fully in the equity market.

  Remember, guaranteed return of original investment applies only to shareholders who hold their investment to the portfolio's maturity date and who reinvest all dividends. Please see the prospectus for more details.

Q     WHAT ARE ZERO-COUPON BONDS, AND HOW DO THEY FIT INTO YOUR INVESTMENT
PROFILE?

A     Zero-coupon U.S. Treasury bonds are debt obligations issued by the federal government and sold at a considerable discount from their face value. "Zero-coupon" means that the bondholder receives no periodic interest payments. When the bonds mature, the bondholder receives the face value of the bond. Because the U.S. government backs the bonds, the payment is guaranteed.

  Prior to the instrument's maturity, the principal value of a zero-coupon bond is subject to volatility, especially when interest rates are shifting. Generally, zero-coupon bonds

PERFORMANCE UPDATE

have higher prices when interest rates are low.

Q     HOW DID THE TECHNOLOGY-FUELED MARKET CORRECTION IN MARCH AFFECT THE FUND?

A     Virtually all technology stocks took a nosedive during the [Spring]
correction; however, the quality companies with sound business fundamentals bounced back. Many speculative Internet-related issues didn't rebound. Since we had only minor exposure to the Internet sector, the fund came through the downturn virtually unscathed.

  Although many Internet companies enjoyed strong performance before the correction, most never met our strict investment criteria. We look for companies with seasoned management and an ability to deliver sustainable, consistent earnings growth. We were also concerned about valuations. While we maintained a market weighting in technology during the period, finding reasonably priced technology companies was difficult. Since the correction, we've seen valuations in this sector decline to what we believe are more reasonable levels.

  The fund's semiconductor stocks experienced dramatic increases leading up to the technology correction, but have continued to struggle since March. The semiconductor industry builds the computer hardware and chips that are an integral part of cellular and wireless communications, computers and calculators, among many other goods. Although we're disappointed with the industry's most recent performance, we believe these stocks are experiencing a temporary downturn. The demand for the products these companies provide continues to grow at a rapid rate. We've used the recent weakness in this area to add to some of the better technology stocks. We've added to our positions in Veritas, Dell, IBM, Siebel Systems and Nortel.

Q     PLEASE TELL US ABOUT YOUR STOCK SELECTION PROCESS.

A     Successful stock selection is about both quality of information and using the most relevant facts in the most appropriate way. We use a rigorous, "growth-at-a-reasonable price" discipline and seek to uncover quality large-cap stocks that are trading at attractive prices relative to their growth potential. Intensive, proprietary research is key to our process. We don't make our decisions based on the Wall Street crowd, unsubstantiated rumors or wishful thinking. We evaluate companies' balance sheets, management and product lines, as well as industry trends and competitive positioning. Here, our goal is to find a catalyst for excellent long-term growth. These catalysts come from a variety of sources, including innovative product developments, cost-cutting strategies and management changes, to name just a few.

  Our investment process is also grounded in discipline. That's true for both our buy and sell strategies. We begin to put an exit strategy into play when a stock reaches our pre-established price targets or when we see signs of potential deterioration in fundamentals or earnings growth.

Q     PLEASE PROVIDE SOME EXAMPLES OF YOUR INVESTMENT DISCIPLINE IN ACTION.

A     One area that has been successful for Kemper Target 2010 Fund's is the consumer staples sector, where the portfolio is concentrated in media stocks. Companies such as Disney, Viacom, Infinity and Univision were some of the fund's strongest performers during the year. As these companies appreciated to our preset price targets, we began to reduce our positions. The companies were continuing to gain at that point, but nothing had changed fundamentally, so we didn't sway from our sell discipline. We reduced our positions slowly as their prices continued to rise.

Q     WILL YOU HIGHLIGHT SOME OTHER AREAS THAT WORKED OUT WELL FOR KEMPER TARGET
2010 FUND?

A     The health care, financial services and energy sectors were some of the fund's strongest performers during the year.

  The pharmaceutical companies in the portfolio boosted Kemper Target 2010 Fund's health care sector performance. Pharmaceuticals rallied as investors fled high-priced technology issues for these more conservative stocks. New products and good pipelines helped propel Forest Labs, Alza and Amgen during the period. Although we're pleased with the sector's strong performance, we're also cautiously optimistic. We expect the industry to remain volatile at least until the November presidential election and possibly beyond.

  The fund's financial stocks, despite rising interest rates, posted strong performance. We stayed away from the most spread-sensitive stocks, such as regional banks, many of which performed poorly as rates rose. Instead, we invested in insurance companies, -- specifically, property and casualty firms, such as Hartford Financial Services Group, which benefited from improved pricing. We also invested in large diversified financial institutions, such as Marsh & McLennan, and consumer finance companies, such as Household International and Capital One.

PERFORMANCE UPDATE

  As oil prices rose during the period, the fund's investment in oil service companies enjoyed strong gains. Higher oil prices fueled an increase in capital expenditures. Fund holdings such as Schlumberger, Transocean Sedco Forex and Halliburton were direct beneficiaries of the increase in budgets.

Q     WHAT HINDERED OVERALL PERFORMANCE?

A     Retail stocks have been disappointing. We're invested in discount retailers such as Home Depot, Target and Wal-Mart, which typically fare better than department store retailers do as interest rates rise. However, these retailers have struggled with most others as the economy has begun to slow. We believe, however, that interest rates have peaked, and we expect to see improved performance from these retailers.

Q     HOW DID THE RECENT LEGAL PROCEEDINGS INVOLVING MICROSOFT, ONE OF THE
FUND'S TOP HOLDINGS, IMPACT PORTFOLIO PERFORMANCE?

A     This spring, in an antitrust lawsuit, Microsoft was handed an order by a federal court to break up its operations. Although the case is currently under appeal, the news caused a swift decline in the software giant's stock price, which in turn hurt the fund's performance. We believe the market overreacted, so despite the media hype, we added to our Microsoft investment. Since that time, the stock price has rebounded strongly, and we expect more gains as Microsoft's fundamentals continue to improve. The company is making great strides in developing products that will help it compete in the new Web-enabled technology market. We believe the company's new Office 2000 product line will win wide marketplace acceptance this year. Microsoft is also well positioned to expand market share in computer servers, where it currently runs second to Sun Microsystems/IBM's Unix platform and faces stiff competition from the Linux platform.

  We expect Microsoft to win its appeal. However, even if it doesn't and the company is forced to split in two, we believe there is plenty of value to compensate investors.

Q     WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A     We believe that the Fed has completed its interest-rate increases, and the economy is slowing. This should be favorable for the markets. Despite the technology correction, we are still bullish on semiconductors. We also expect continued growth in the property and casualty areas of insurance. And we see stability in oil prices, which should be positive for our energy holdings. Right now the market lacks notable trends, and investors are looking ahead for signs of where to move next. We have continued to enhance the quality of the portfolio by adding growth companies that have excellent long-term potential and superior fundamentals.

 IMPORTANT INFORMATION FOR SHAREHOLDERS

 HOW THE KEMPER TARGET 2010 FUND ASSURANCE WORKS

 On August 15, Kemper Target 2010 Fund reached the end of its limited offering period, as outlined in the prospectus. For more information, please refer to the recent correspondence you received in the mail. If you require additional clarification, please contact your financial representative or call Kemper Shareholder Services at (800) 621-1048.

 Kemper Target 2010 Fund invests in a combination of zero-coupon U.S. Treasury bonds and equity securities, primarily growth stocks. If shares are held to maturity (November 15, 2010) and all dividends are reinvested, shareholders are assured of receiving their original investment at maturity, plus any returns that the stocks in the portfolio have earned. You may redeem your investment on any business day at the then-current net asset value. Keep in mind that shares redeemed prior to maturity do not benefit from this assurance. Also, if you do not reinvest all dividends, this assurance does not apply. Shares will fluctuate in value.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED JULY 31, 2000
 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                           1-       5-      10-
                                          YEAR     YEAR     YEAR    LIFE OF FUND
--------------------------------------------------------------------------------------------
    KEMPER TARGET 2010 FUND               5.89%   12.48%   12.29%      12.96% (since
                                                                            2/5/90)
 ............................................................................................

KEMPER TARGET 2010 FUND
Growth of an assumed $10,000 investment in Target 2010 Fund shares from 02/28/90 to 07/31/00
[LINE GRAPH]

                                                                                                             Lehman Brothers
                                                   Kemper Target 2010        Russell 1000(R) Growth       Government/Corporate
                                                          Fund(1)                    Index+                   Bond Index++
                                                   ------------------        ----------------------       --------------------
2/28/90                                                    9502                       10000                       10000
                                                          10508                       10770                       10955
                                                          15065                       15203                       12721
                                                          15352                       15963                       13685
12/31/93                                                  17098                       16427                       15195
                                                          16028                       16863                       14662
                                                          19834                       23133                       17483
                                                          22693                       28482                       17991
12/31/97                                                  26244                       37166                       19746
                                                          29446                       51550                       21620
                                                          33659                       68636                       21152
7/31/00                                                   35309                       68556                       22267

[LINE GRAPH]

                                                                                                             Lehman Brothers
                                                   Kemper Target 2010        Russell 1000(R) Growth          Government Bond
                                                          Fund(1)                    Index+                     Index+++
                                                   ------------------        ----------------------          ---------------
2/28/90                                                    9502                       10000                       10000
                                                          10508                       10770                       11006
                                                          15065                       15203                       12691
                                                          15352                       15963                       13609
12/31/93                                                  17098                       16427                       15058
                                                          16028                       16863                       14551
                                                          19834                       23133                       17219
                                                          22693                       28482                       18061
12/31/97                                                  26244                       37166                       19791
                                                          29446                       51550                       21741
                                                          33659                       68636                       21252
7/31/00                                                   35309                       68556                       22306

RETURNS ARE HISTORICAL AND DO NOT
GUARANTEE FUTURE PERFORMANCE. INVESTMENT
RETURNS AND PRINCIPAL VALUES WILL
FLUCTUATE SO THAT SHARES, WHEN REDEEMED,
MAY BE WORTH MORE OR LESS THAN ORIGINAL
COST.

 *AVERAGE ANNUAL TOTAL RETURN MEASURES
  NET INVESTMENT INCOME AND CAPITAL GAIN
  OR LOSS FROM PORTFOLIO INVESTMENTS,
  ASSUMING REINVESTMENT OF ALL
  DIVIDENDS. AVERAGE ANNUAL TOTAL RETURN
  REFLECTS ANNUALIZED CHANGE. DURING THE
  PERIODS NOTED, SECURITIES PRICES
  FLUCTUATED. FOR ADDITIONAL
  INFORMATION, SEE THE PROSPECTUS AND
  STATEMENT OF ADDITIONAL INFORMATION
  AND THE FINANCIAL HIGHLIGHTS TABLE AT
  THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE OF 5%. WHEN
    COMPARING KEMPER TARGET 2010 FUND
    WITH THE RUSSELL 1000(R) GROWTH
    INDEX,+ YOU SHOULD NOTE THAT THE
    FUND'S PERFORMANCE REFLECTS THE
    MAXIMUM SALES CHARGE, WHILE NO SUCH
    CHARGES ARE REFLECTED IN THE
    PERFORMANCE OF THE INDICES.
    BEGINNING WITH THE NEXT ANNUAL
    REPORT, THE LEHMAN BROTHERS
    GOVERNMENT BOND INDEX, A MORE
    REPRESENTATIVE INDEX FOR THE FUND,
    WILL BE SHOWN INSTEAD OF THE LEHMAN
    BROTHERS GOVERNMENT/CORPORATE BOND
    INDEX. BECAUSE THE INDICES ARE
    SIMILAR IN DOLLAR AMOUNTS, THEY ARE
    BROKEN OUT INTO TWO SEPARATE CHARTS
    FOR A BETTER COMPARISON.

  +THE RUSSELL 1000(R) GROWTH INDEX IS
   AN UNMANAGED INDEX COMPRISED OF
   COMMON STOCKS OF LARGER U.S.
   COMPANIES WITH GREATER THAN AVERAGE
   GROWTH ORIENTATION. IT REPRESENTS THE
   UNIVERSE OF STOCKS FROM WHICH
   "EARNINGS/ GROWTH" MONEY MANAGERS
   TYPICALLY SELECT. ASSUMES
   REINVESTMENT OF DIVIDENDS. SOURCE IS
   LIPPER, INC.

 ++THE LEHMAN BROTHERS GOVERNMENT/
   CORPORATE BOND INDEX IS AN UNMANAGED
   INDEX COMPRISED OF INTERMEDIATE- AND
   LONG-TERM GOVERNMENT AND
   INVESTMENT-GRADE CORPORATE DEBT
   SECURITIES. SOURCE IS WIESENBERGER.

+++THE LEHMAN BROTHERS GOVERNMENT BOND
   INDEX IS A MARKET VALUE WEIGHTED
   INDEX OF U.S. TREASURY AND GOVERNMENT
   AGENCY SECURITIES (OTHER THAN
   MORTGAGE SECURITIES) WITH MATURITIES
   OF ONE YEAR OR MORE. SOURCE IS LEHMAN
   BROTHERS.

INDIVIDUAL HOLDINGS

THE FUND'S 10 LARGEST STOCK HOLDINGS*
Representing 12.3 percent of the fund's total common stocks on July 31, 2000.

             HOLDINGS                                                          PERCENT
--------------------------------------------------------------------------------------
1.           CISCO SYSTEMS                 Large, comprehensive supplier of      1.8%
                                           routing software and related
                                           systems that direct the flow of
                                           data between local networks and
                                           the Internet.
--------------------------------------------------------------------------------------
2.           GENERAL ELECTRIC              A broadly diversified company with    1.7%
                                           major businesses in power
                                           generators, appliances, lighting,
                                           plastics, medical systems,
                                           aircraft engines, financial
                                           services and broadcasting.
--------------------------------------------------------------------------------------
3.           INTEL                         Designs, develops, manufactures       1.6%
                                           and sells advanced microcomputer
                                           components, such as
                                           semiconductors.
--------------------------------------------------------------------------------------
4.           MICROSOFT                     Develops, markets and supports a      1.6%
                                           variety of software, operating
                                           systems, Internet services, and
                                           language and application programs.
--------------------------------------------------------------------------------------
5.           PEPSICO                       One of the largest international      1.3%
                                           snack food and soft drink
                                           producers.
--------------------------------------------------------------------------------------
6.           BAXTER INTERNATIONAL          An international market-leader in     1.0%
                                           health care that develops,
                                           manufactures and distributes a
                                           diversified line of products,
                                           systems and services to hospitals,
                                           clinical and medical research
                                           laboratories, blood and dialysis
                                           centers, rehabilitation centers
                                           and nursing homes.
--------------------------------------------------------------------------------------
7.           PFIZER                        A research-based pharmaceutical       0.9%
                                           company involved in the discovery,
                                           development, manufacturing and
                                           marketing of medicines for humans
                                           and animals.
--------------------------------------------------------------------------------------
8.           UNITED TECHNOLOGIES           Designs, develops, manufactures,      0.8%
                                           sells and services mechanical
                                           products, including aircraft
                                           engines and parts, elevators, and
                                           air conditioning, heating and
                                           refrigeration systems and
                                           equipment.
--------------------------------------------------------------------------------------
9.           EXXON MOBIL                   Engaged in the exploration,           0.8%
                                           production, manufacture,
                                           transportation and sale of crude
                                           oil, natural gas and petroleum
                                           products.
--------------------------------------------------------------------------------------
10.          IBM                           Manufactures and distributes          0.8%
                                           computer hardware equipment,
                                           applications and system software
                                           equipment.
--------------------------------------------------------------------------------------

*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER TARGET 2010
Portfolio of Investments as of July 31, 2000

                                                                                            PRINCIPAL
    REPURCHASE AGREEMENTS--1.0%                                                               AMOUNT        VALUE
                                             State Street Bank and Trust Company, 6.530%,
                                               to be repurchased at $811,147 on
                                               08/01/2000** (Cost $811,000)                 $ 811,000    $   811,000
                                             ---------------------------------------------------------------------------
COMMERCIAL PAPER--1.8%
                                             Conagra Inc, 6.600%, 08/03/2000                  500,000        499,817
                                             Xerox Credit Corp., 6.720%, 08/01/2000         1,000,000      1,000,000
                                             ---------------------------------------------------------------------------
                                             Total Commercial Paper
                                               (Cost $1,499,817)                                           1,499,817
                                             ---------------------------------------------------------------------------
U. S. GOVERNMENT & AGENCIES--53.9%
                                             U.S. Treasury Separate Trading Registered
                                               Interest and Principal Securities,
                                               Principal only, 11/15/2010 (Cost
                                               $45,271,752)                                 86,000,000    45,818,220
                                             ---------------------------------------------------------------------------
                                                                                            NUMBER OF
COMMON STOCKS--43.3%                                                                          SHARES

CONSUMER DISCRETIONARY--2.6%
    DEPARTMENT & CHAIN STORES
                                             Gap, Inc.                                          6,000        214,875
                                             Home Depot, Inc.                                   9,250        478,688
                                             Kohl's Corp.*                                      6,700        380,225
                                             Target Corp.                                      17,000        493,000
                                             Wal-Mart Stores, Inc.                             12,000        659,250
                                             ---------------------------------------------------------------------------
                                                                                                           2,226,038
------------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES--2.6%
    FOOD & BEVERAGE--1.9%
                                             H.J. Heinz Co.                                    12,200        487,238
                                             PepsiCo, Inc.                                     24,750      1,133,859
                                             ---------------------------------------------------------------------------
                                                                                                           1,621,097

    PACKAGE GOODS/ COSMETICS--0.7%
                                             Clorox Co.                                         5,000        206,562
                                             Colgate-Palmolive Co.                              7,000        389,812
                                             ---------------------------------------------------------------------------
                                                                                                             596,374
------------------------------------------------------------------------------------------------------------------------

COMMUNICATIONS--2.1%
    TELEPHONE/ COMMUNICATIONS--1.9%
                                             BroadWing, Inc.*                                  13,000        341,250
                                             JDS Uniphase Corp.*                                1,000        118,125
                                             Nortel Networks Corp.                              7,000        520,625
                                             Qwest Communications International Inc.*           7,500        352,031
                                             Verizon Communications                             6,750        317,250
                                             ---------------------------------------------------------------------------
                                                                                                           1,649,281

    MISCELLANEOUS--0.2%
                                             Tycom, Ltd.*                                       3,700        125,283
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

DURABLES--1.5%
    AEROSPACE--1.3%
                                             Boeing Co.                                         8,000        392,000
                                             United Technologies Corp.                         12,000        700,500
                                             ---------------------------------------------------------------------------
                                                                                                           1,092,500

    TELECOMMUNICATIONS EQUIPMENT--0.2%
                                             Lucent Technologies, Inc.                          4,000        175,000
                                             ---------------------------------------------------------------------------

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                              SHARES        VALUE

ENERGY--2.2%
    OIL & GAS PRODUCTION--1.3%
                                             Exxon Mobil Corp.                                  8,488    $   679,040
                                             Royal Dutch Petroleum Co. (New York shares)        7,000        407,750
                                             ---------------------------------------------------------------------------
                                                                                                           1,086,790

    OILFIELD SERVICE--0.9%
                                             Halliburton Co.                                    5,000        230,625
                                             Schlumberger Ltd.                                  8,000        591,500
                                             ---------------------------------------------------------------------------
                                                                                                             822,125
------------------------------------------------------------------------------------------------------------------------

FINANCIAL--7.5%
    BANKS--0.9%
                                             Chase Manhattan Corp.                              4,000        198,750
                                             FleetBoston Financial Corp.                        7,000        250,687
                                             Wells Fargo Co.                                    6,500        268,531
                                             ---------------------------------------------------------------------------
                                                                                                             717,968

    INSURANCE--3.0%
                                             American International Group, Inc.                 6,675        585,314
                                             Aon Corp.                                         12,000        432,000
                                             CIGNA Corp.                                        3,000        299,625
                                             Hartford Financial Services Group, Inc.            8,000        514,000
                                             Jefferson Pilot Corp.                              5,000        305,000
                                             St. Paul Companies, Inc.                          10,000        444,375
                                             ---------------------------------------------------------------------------
                                                                                                           2,580,314

    INVESTMENT--0.3%
                                             Merrill Lynch & Co., Inc.                          2,000        258,500
                                             ---------------------------------------------------------------------------

    CONSUMER FINANCE--2.7%
                                             American Express Co.                              10,250        581,047
                                             Capital One Finance Corp.                          9,500        556,937
                                             Citigroup, Inc.                                    8,750        617,422
                                             Household International, Inc.                     11,946        532,344
                                             ---------------------------------------------------------------------------
                                                                                                           2,287,750

    OTHER FINANCIAL COMPANIES--0.6%
                                             Marsh & McLennan Companies, Inc.                   4,500        549,000
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

HEALTH--6.2%
    BIOTECHNOLOGY--1.3%
                                             Amgen Inc.*                                        5,000        324,687
                                             Genentech, Inc.*                                   1,400        212,975
                                             PE Corp-PE Biosystems Group                        6,500        566,719
                                             ---------------------------------------------------------------------------
                                                                                                           1,104,381

    MEDICAL SUPPLY & SPECIALTY--1.3%
                                             Baxter International, Inc.                        10,400        808,600
                                             Becton, Dickinson & Co.                           11,700        295,425
                                             ---------------------------------------------------------------------------
                                                                                                           1,104,025

    PHARMACEUTICALS--3.6%
                                             Abbott Laboratories                               14,200        591,075
                                             Allergan, Inc.                                     4,700        314,606
                                             Alza Corp.*                                        5,500        356,125
                                             Eli Lilly & Co.                                    4,000        415,500
                                             Forest Laboratories, Inc.*                         1,600        171,200
                                             Merck & Co., Inc.                                  6,000        430,125
                                             Pfizer, Inc.                                      18,375        792,422
                                             ---------------------------------------------------------------------------
                                                                                                           3,071,053
------------------------------------------------------------------------------------------------------------------------

MANUFACTURING--2.2%
    DIVERSIFIED MANUFACTURING
                                             General Electric Co.                              27,250      1,401,672
                                             Tyco International Ltd.                            8,098        433,243
                                             ---------------------------------------------------------------------------
                                                                                                           1,834,915

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                              SHARES        VALUE

MEDIA--2.4%
    BROADCASTING & ENTERTAINMENT--2.0%
                                             Clear Channel Communications, Inc.*                3,043    $   231,838
                                             Infinity Broadcasting Corp. "A"*                   9,450        333,113
                                             The Walt Disney Co.*                               8,000        309,500
                                             Univision Communication, Inc.*                     2,250        279,563
                                             Viacom, Inc. Class "B"*                            7,710        511,269
                                             ---------------------------------------------------------------------------
                                                                                                           1,665,283

    CABLE TELEVISION--0.4%
                                             AT&T Corp. -- Liberty Media Corp. Class "A"*      15,000        333,750
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

SERVICE INDUSTRIES--1.4%
    OIL SERVICES--0.4%
                                             Transocean Sedco Forex, Inc.                       6,548        324,126
                                             ---------------------------------------------------------------------------

    PRINTING/PUBLISHING--0.5%
                                             McGraw-Hill, Inc.                                  7,600        451,725
                                             ---------------------------------------------------------------------------

    RETAIL--0.5%
                                             Radioshack Corp                                    7,800        439,725
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY--12.6%
    COMPUTER SOFTWARE--3.2%
                                             Intuit, Inc.*                                      4,500        153,000
                                             Microsoft Corp.*                                  19,000      1,326,438
                                             Oracle Corp.*                                      8,300        624,056
                                             Siebel Systems, Inc.*                              3,000        435,000
                                             VERITAS Software Corp.*                            2,000        203,875
                                             ---------------------------------------------------------------------------
                                                                                                           2,742,369

    DIVERSE ELECTRONIC PRODUCTS--2.7%
                                             Applied Materials, Inc.*                           4,800        364,200
                                             Dell Computer Corp.*                              12,000        527,250
                                             General Motors Corp.* "H" (New)*                  13,500        349,313
                                             Motorola Inc.                                     12,000        396,750
                                             Solectron Corp.*                                  10,000        403,125
                                             Teradyne, Inc.*                                    3,500        221,813
                                             ---------------------------------------------------------------------------
                                                                                                           2,262,451

    ELECTRONIC COMPONENTS--2.0%
                                             Cisco Systems, Inc.*                              24,000      1,570,500
                                             Juniper Networks, Inc.*                            1,000        142,438
                                             ---------------------------------------------------------------------------
                                                                                                           1,712,938

    ELECTRONIC DATA PROCESSING--1.6%
                                             International Business Machines Corp.              6,000        674,625
                                             Sun Microsystems, Inc.*                            6,000        632,625
                                             ---------------------------------------------------------------------------
                                                                                                           1,307,250

    SEMICONDUCTORS--3.1%
                                             Intel Corp.                                       20,000      1,335,000
                                             Linear Technology Corp.                           12,000        663,000
                                             Texas Instruments, Inc.                            8,000        469,500
                                             Xilinx, Inc.*                                      2,500        187,656
                                             ---------------------------------------------------------------------------
                                                                                                           2,655,156
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $28,389,231)                                           36,797,167
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $75,971,800)(a)                                       $84,926,204
                                             ---------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

   *  Non-income producing security.

  ** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

  (a) The cost for federal income tax purposes was $76,047,081. At July 31, 2000, net unrealized appreciation for all securities based on tax cost was $8,879,123. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,189,994 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,310,871.

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of July 31, 2000

ASSETS
Investments in securities, at value (cost $75,971,800)          $84,926,204
---------------------------------------------------------------------------
Cash                                                                    552
---------------------------------------------------------------------------
Receivable for Fund shares sold                                     211,175
---------------------------------------------------------------------------
Receivable for investments sold                                     186,737
---------------------------------------------------------------------------
Dividends receivable                                                 11,807
---------------------------------------------------------------------------
Interest receivable                                                     147
---------------------------------------------------------------------------
TOTAL ASSETS                                                     85,336,622
---------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                   350,387
---------------------------------------------------------------------------
Payable for Fund shares redeemed                                     49,085
---------------------------------------------------------------------------
Accrued management fee                                               35,920
---------------------------------------------------------------------------
Other accrued expenses and payables                                  98,615
---------------------------------------------------------------------------
Total liabilities                                                   534,007
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $84,802,615
---------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)                      $   992,779
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments         8,954,404
---------------------------------------------------------------------------
Accumulated net realized gain (loss)                             11,949,946
---------------------------------------------------------------------------
Paid-in capital                                                  62,905,486
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $84,802,615
---------------------------------------------------------------------------
 NET ASSET VALUE
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($84,802,615 / 7,479,486 outstanding shares of beneficial
  interest $.01 par value, unlimited number of shares
  authorized)                                                        $11.34
---------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE (100/95.00 of $11.34)               $11.94
---------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended July 31, 2000

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $4,120)             $   371,223
---------------------------------------------------------------------------
Interest                                                          2,970,372
---------------------------------------------------------------------------
Total Income                                                      3,341,595
---------------------------------------------------------------------------
Expenses:
Management fee                                                      440,374
---------------------------------------------------------------------------
Services to shareholders                                            110,098
---------------------------------------------------------------------------
Custodian fees                                                       18,402
---------------------------------------------------------------------------
Administrative services fees                                        218,715
---------------------------------------------------------------------------
Auditing                                                             44,938
---------------------------------------------------------------------------
Legal                                                                40,367
---------------------------------------------------------------------------
Trustees' fees and expenses                                          13,937
---------------------------------------------------------------------------
Reports to shareholders                                              33,610
---------------------------------------------------------------------------
Registration fees                                                     3,250
---------------------------------------------------------------------------
Other                                                                 1,446
---------------------------------------------------------------------------
Total expenses, before expense reductions                           925,137
---------------------------------------------------------------------------
Expense reductions                                                   (6,790)
---------------------------------------------------------------------------
Total expenses, after expense reductions                            918,347
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      2,423,248
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      14,069,898
---------------------------------------------------------------------------
Foreign currency related transactions                                    21
---------------------------------------------------------------------------
                                                                 14,069,919
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   (6,807,822)
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                        7,262,097
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ 9,685,345
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED               YEAR ENDED
                                                                JULY 31, 2000            JULY 31, 1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment gain (loss)                                      $  2,423,248             $  3,188,826
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions               14,069,919                3,803,251
------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                    (6,807,822)               6,413,223
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         9,685,345               13,405,300
------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income                                             (3,098,754)              (3,552,923)
------------------------------------------------------------------------------------------------------
Net realized gains                                                (3,826,461)              (7,757,515)
------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                          9,908,800                       --
------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                      6,651,384               11,230,575
------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (38,542,683)             (15,639,930)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                     (21,982,499)              (4,409,355)
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                (19,222,369)              (2,314,493)
------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                104,024,984              106,339,477
------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $1,165,545 and $1,838,905,
respectively)                                                   $ 84,802,615             $104,024,984
------------------------------------------------------------------------------------------------------
 OTHER INFORMATION
Shares outstanding at beginning of period                          9,494,566                9,845,043
------------------------------------------------------------------------------------------------------
Shares sold                                                          905,125                       --
------------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
distributions                                                        648,679                1,123,011
------------------------------------------------------------------------------------------------------
Shares redeemed                                                   (3,568,884)              (1,473,488)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares                            (2,015,080)                (350,477)
------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING AT END OF PERIOD                                7,479,486                9,494,566
------------------------------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                             FOR THE
                                                                            ONE MONTH
                                                                              ENDED       YEAR ENDED
                                                   YEAR ENDED JULY 31,      JULY 31,       JUNE 30,
                                                 ------------------------   ---------   ---------------
                                                  2000     1999     1998      1997       1997     1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period             $10.96    10.80    11.86     11.24      11.46    11.19
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                        .30(a)   .32(a)   .40       .03        .42      .44
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investment transactions                           .87     1.05      .25       .59       1.48     1.03
-----------------------------------------------------------------------------------------------------------
Total from investment operations                   1.17     1.37      .65       .62       1.90     1.47
-----------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                              (.36)    (.38)    (.42)       --       (.44)    (.44)
-----------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions      (.43)    (.83)   (1.29)       --      (1.68)    (.76)
-----------------------------------------------------------------------------------------------------------
Total distributions                                (.79)   (1.21)   (1.71)       --      (2.12)   (1.20)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $11.34    10.96    10.80     11.86      11.24    11.46
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)                               11.49    13.75     6.56      5.52**    18.43    13.91
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)            85      104      106       117        112      107
-----------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)    1.06     1.00      .94       .84*       .93      .95
-----------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)     1.05     1.00      .94       .84*       .93      .95
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          2.77     3.06     3.30      3.38*      3.60     3.68
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          97       52       80        86*        94       71
-----------------------------------------------------------------------------------------------------------

 * Annualized

** Not annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

On July 12, 1999, the Fund's Board of Trustees elected to continue operation of the Fund after the original November 15, 1999 maturity date with a new maturity date of November 15, 2010.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Target 2010 Fund (formerly called Kemper
                             Retirement Fund Series I), (the "Fund") is a diversified series of Kemper Target Fund (the
                             "Trust"), which is registered under the Investment
                             Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, organized as a Massachusetts business trust. The objective of the Fund is to provide a guaranteed return of investment on the Maturity Date (November
                             15, 2010) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

                             On July 12, 1999, the Fund's Board of Trustees elected to continue operation of the Fund after the original November 15, 1999 maturity date with a new maturity date of November 15, 2010. The Board of Trustees also approved the offering of shares of the Fund for a new limited offering period commencing on November 15, 1999 and ending on or about August 15, 2000.

                             The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Fund's portfolio. This assurance is further backed by an agreement entered into by Scudder Kemper Investments, Inc., the Fund's investment manager. Fund shares are sold during a limited offering period, and are redeemable on a continuous basis.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities, which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to certain securities sold at a loss and the utilization of tax equalization. As a result, net investment income (loss) and net realized gain
                             (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

2
     PURCHASES AND SALES
     OF SECURITIES           For the year ended July 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                              $ 83,402,454

                             Proceeds from sales                     111,327,778

--------------------------------------------------------------------------------

3
     TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .50% of average daily net assets. The Fund incurred a management fee of $440,374 for the year ended July
                             31, 2000.

                             UNDERWRITING AGREEMENT. The Fund has an
                             underwriting agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of the Fund's shares for the year ended July 31, 2000 are $3,942.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with Kemper Distributors, Inc. (KDI). For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees incurred by the Fund for the year ended July 31, 2000 are $218,715, of which $32,462 is unpaid at July 31, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC incurred shareholder services fees of $111,170 for the year ended July 31, 2000 of which $16,978 is unpaid at July 31, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or trustees of Scudder Kemper. For the year ended July 31, 2000, the Fund made no payments to its officers and incurred trustees' fees of $13,937 to independent trustees.

--------------------------------------------------------------------------------

4
     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the year ended July 31, 2000, the Fund's custodian and transfer agent fees were reduced by $1,577 and $5,213, respectively, under these arrangements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5
     LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER TARGET 2010 FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Target 2010 Fund (formerly Kemper Retirement Fund Series I) as of July 31, 2000, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of July 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Target 2010 Fund at July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          September 11, 2000

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

The Fund paid distributions of $0.43 per share from net long-term capital gains during its year ended July 31, 2000 of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $14,337,000 as capital gain dividends for its year ended July 31, 2000.

For corporate shareholders, 12% of the income dividends paid during the Fund's fiscal year ended July 31, 2000 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-Scudder.

TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    WILLIAM F. TRUSCOTT
Trustee                           President                         Vice President
JAMES R. EDGAR                    PHILIP J. COLLORA                 LINDA J. WONDRACK
Trustee                           Vice President and                Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                                MAUREEN E. KANE
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
FREDERICK T. KELSEY                                                 CAROLINE PEARSON
Trustee                           IRENE CHENG                       Assistant Secretary
THOMAS W. LITTAUER                Vice President
Chairman, Trustee and Vice                                          BRENDA LYONS
President                         TRACY MCCORMICK                   Assistant Treasurer
                                  Vice President
FRED B. RENWICK
Trustee                           ANN M. MCCREARY
                                  Vice President
JOHN G. WEITHERS
Trustee                           KATHRYN L. QUIRK
                                  Vice President

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

TRUSTEES&OFFICERS

KEMPER FUNDS LOGO Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Target 2010 Fund prospectus.
KTF2010 - 2 (9/20/00) 1120250
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)